UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 12, 2024

RadNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33307	13-3326724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 Cotner Avenue
Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 445-2800

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	RDNT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of RadNet, Inc. (the “Company”), held on June 12, 2024, the stockholders considered and approved three proposals, each of which is described in more detail in the Company’s 2024 definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 26, 2024.

At the Annual Meeting, a total of 66,080,565 shares of the Company’s common stock, representing approximately 89.42% of the 73,895,688 shares outstanding and eligible to vote as of the April 17, 2024 record date, were represented in person or by proxy, constituting a quorum. The results detailed below represent the final voting results as certified by the Inspector of Elections:

Proposal 1

The stockholders elected the following seven directors to hold office until the 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified based on the following votes:

Director	For	Withheld	Broker Non-Votes
Howard G. Berger, M.D.	56,927,251	3,915,732	5,237,582
Christine N. Gordon	55,557,668	5,285,315	5,237,582
A. Gregory Sorensen, M.D.	53,637,789	7,205,194	5,237,582
Laura P. Jacobs	42,036,143	18,806,840	5,237,582
Lawrence L. Levitt	54,449,597	6,393,386	5,237,582
Gregory E. Spurlock	56,116,963	4,726,020	5,237,582
David L. Swartz	53,839,510	7,003,473	5,237,582

Proposal 2

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 was approved based on the following votes:

For	Against	Abstentions
64,841,761	1,149,677	89,127

Proposal 3

The non-binding advisory vote to approve the compensation of the Company’s Named Executive Officers disclosed in the Company’s 2024 definitive proxy statement was approved based on the following votes:

For	Against	Abstentions	Broker Non-Votes
53,924,684	6,798,266	120,033	5,237,582

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADNET, INC.

Date: June 13, 2024	By:	/s/ David J. Katz
	Name:	David J. Katz
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary

3